UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 8, 2006

BLOODHOUND SEARCH TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-29553 (Commission File Number)	88-0492640 (IRS Employer Identification No.)

c/o David Lubin & Associates, PLLC
26 East Hawthorne Avenue
Valley Stream, NY 11580
(Address of Principal Executive Offices, Zip Code)

(516) 887-8200
(Registrant's Telephone Number, Including Area Code)

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On December 8, 2006, Bloodhound Search Technologies, Inc. (the “Registrant”) and Brian Wade Bickford, the Registrant’s Chief Executive Officer, entered into a mutual release agreement. Such agreement was entered into in connection with the resignation of Mr. Bickford from his position as Chief Executive Officer on December 8, 2006. Pursuant to such agreement, the Registrant, on the one hand, and Mr. Bickford, on the other hand, released the other from any liability the other may have had against such person.

For all the terms of the mutual release agreement, reference is hereby made to such agreement annexed hereto as Exhibits 10.4. All statements made herein concerning such agreement are qualified by references to said exhibit.

Item 1.02 Termination of a Material Definitive Agreement

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) is hereby incorporated by reference into this Item 1.02.

On December 8, 2006, the Registrant and Brian Wade Bickford mutually consented to the termination of the Employment Agreement, dated October 20, 2006, pursuant to which Mr. Bickford served as Chief Executive Officer of the Registrant. The employment agreement was terminated because Mr. Bickford resigned from his position as Chief Executive Officer of the Registrant on December 8, 2006. The terms of such employment agreement have been previously disclosed by the Registrant on its Current Report on Form 8-K filed with the Securities and Exchange Commission on October 23, 2006.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The disclosures set forth above under Items 1.01 (Entry into a Material Definitive Agreement) and 1.02 (Termination of a Material Definitive Agreement) are hereby incorporated by reference into this Item 5.02.

On December 8, 2006, Brian Wade Bickford resigned from his position as Chief Executive Officer of the Registrant.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired.	Not Applicable
(b) Pro forma financial information.	Not Applicable
(c) Exhibits:

Exhibit 10.4	Mutual Release Agreement, dated December 8, 2006, between Brian Wade Bickford and the Registrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOODHOUND SEARCH TECHNOLOGIES, INC.

By:	/s/ Robert Horn
Name: Robert Horn
Title: Chief Financial Officer

Date: December 11, 2006